UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET CORE PLUS VIT PORTFOLIO

FORM N-Q

MARCH 31, 2016

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CORPORATE BONDS & NOTES - 28.4%
CONSUMER DISCRETIONARY - 3.0%
Automobiles - 0.8%
Ford Motor Co., Senior Notes	4.750%	1/15/43	950,000	$956,715
Ford Motor Credit Co., LLC, Senior Notes	3.200%	1/15/21	540,000	552,547
General Motors Co., Senior Notes	5.200%	4/1/45	560,000	528,347
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	1,390,000	1,438,345

Total Automobiles				3,475,954

Hotels, Restaurants & Leisure - 0.5%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	500,000	521,250	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	326,430	296,627	(a)(b)(c)(d)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	500,000	520,600
McDonald’s Corp., Senior Notes	3.700%	1/30/26	290,000	307,772
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	500,000	512,500	(a)

Total Hotels, Restaurants & Leisure				2,158,749

Household Durables - 0.2%
Newell Brands Inc., Senior Notes	3.150%	4/1/21	130,000	133,689
Newell Brands Inc., Senior Notes	3.850%	4/1/23	250,000	259,666
Newell Brands Inc., Senior Notes	4.200%	4/1/26	190,000	199,146
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	50,000	56,000

Total Household Durables				648,501

Internet & Catalog Retail - 0.1%
Netflix Inc., Senior Bonds	5.875%	2/15/25	500,000	528,750

Media - 1.3%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	4/1/24	50,000	52,500	(a)
CCO Safari II LLC, Senior Secured Notes	4.464%	7/23/22	60,000	62,783	(a)
CCO Safari II LLC, Senior Secured Notes	6.384%	10/23/35	10,000	11,065	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	520,000	580,216	(a)
Comcast Corp., Senior Notes	3.375%	8/15/25	360,000	383,383
Comcast Corp., Senior Notes	6.950%	8/15/37	800,000	1,125,558
DISH DBS Corp., Senior Notes	7.875%	9/1/19	500,000	551,875
MediaNews Group Inc.	12.000%	12/31/18	155,000	155,000	(d)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	500,000	490,000	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	30,000	35,294
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	950,000	986,376
Time Warner Inc., Senior Debentures	7.700%	5/1/32	400,000	514,831
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	500,000	515,625	(a)

Total Media				5,464,506

Multiline Retail - 0.1%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	500,000	532,500	(a)

Specialty Retail - 0.0%
L Brands Inc., Senior Notes	5.625%	10/15/23	130,000	143,325

Textiles, Apparel & Luxury Goods - 0.0%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	60,000	59,400	(a)

TOTAL CONSUMER DISCRETIONARY				13,011,685

CONSUMER STAPLES - 3.1%
Beverages - 1.6%
Anheuser-Busch InBev Finance Inc., Senior Notes	2.650%	2/1/21	300,000	308,482
Anheuser-Busch InBev Finance Inc., Senior Notes	3.300%	2/1/23	510,000	530,683
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	2,280,000	2,400,587
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	1,740,000	1,949,306

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Beverages - (continued)
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	800,000	$807,379
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	200,000	193,000	(a)
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	500,000	523,750
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	150,000	162,427	(a)

Total Beverages				6,875,614

Food & Staples Retailing - 0.5%
CVS Health Corp., Senior Notes	2.750%	12/1/22	200,000	205,721
CVS Health Corp., Senior Notes	3.875%	7/20/25	790,000	854,144
CVS Health Corp., Senior Notes	4.875%	7/20/35	40,000	44,740
CVS Health Corp., Senior Notes	5.125%	7/20/45	920,000	1,069,740

Total Food & Staples Retailing				2,174,345

Food Products - 0.2%
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	30,000	33,079	(a)
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	240,000	255,856	(a)
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	40,000	44,252	(a)
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	390,000	438,076	(a)

Total Food Products				771,263

Tobacco - 0.8%
Altria Group Inc., Senior Notes	9.950%	11/10/38	650,000	1,146,532
Altria Group Inc., Senior Notes	10.200%	2/6/39	300,000	551,233
Reynolds American Inc., Senior Notes	3.250%	6/12/20	22,000	23,029
Reynolds American Inc., Senior Notes	5.850%	8/15/45	1,570,000	1,924,561

Total Tobacco				3,645,355

TOTAL CONSUMER STAPLES				13,466,577

ENERGY - 3.7%
Energy Equipment & Services - 0.1%
Ensco PLC, Senior Notes	4.700%	3/15/21	160,000	111,859
Halliburton Co., Senior Bonds	3.800%	11/15/25	380,000	381,034
Halliburton Co., Senior Notes	2.700%	11/15/20	120,000	121,906
Pride International Inc., Senior Notes	6.875%	8/15/20	50,000	36,563

Total Energy Equipment & Services				651,362

Oil, Gas & Consumable Fuels - 3.6%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	150,000	151,754
Anadarko Petroleum Corp., Senior Notes	6.200%	3/15/40	300,000	289,495
Apache Corp., Senior Notes	5.100%	9/1/40	480,000	436,978
BP Capital Markets PLC, Senior Bonds	3.506%	3/17/25	950,000	965,498
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	190,000	135,850	(c)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	270,000	105,300
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	320,000	115,200
CNOOC Finance 2015 USA LLC, Senior Notes	3.500%	5/5/25	940,000	926,242
Concho Resources Inc., Senior Notes	5.500%	4/1/23	200,000	197,000
Devon Energy Corp., Senior Notes	3.250%	5/15/22	160,000	134,899
Devon Energy Corp., Senior Notes	5.850%	12/15/25	320,000	309,438
Devon Energy Corp., Senior Notes	5.600%	7/15/41	30,000	23,566
Devon Energy Corp., Senior Notes	5.000%	6/15/45	570,000	426,828
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	100,000	98,273
Ecopetrol SA, Senior Notes	5.375%	6/26/26	450,000	410,625
Ecopetrol SA, Senior Notes	5.875%	5/28/45	340,000	269,348
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	370,000	379,155
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	120,000	127,568
Kerr-McGee Corp., Notes	6.950%	7/1/24	650,000	689,081
Kinder Morgan Energy Partners LP, Senior Notes	3.500%	9/1/23	350,000	317,601
Kinder Morgan Energy Partners LP, Senior Notes	4.250%	9/1/24	40,000	37,946
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	150,000	157,259
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	250,000	215,775

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - (continued)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	450,000	$128,250	*(c)(e)
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	530,000	71,550	(a)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	170,000	130,475
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	250,000	252,701
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	300,000	313,179
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	1,790,000	1,484,143
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	300,000	219,660
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	90,000	63,225
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	800,000	772,000
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	250,000	271,250	(a)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	500,000	466,000
QEP Resources Inc., Senior Notes	5.250%	5/1/23	320,000	280,000
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	490,000	417,725
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	200,000	169,000	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	290,000	278,400
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	290,000	294,202	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	240,000	248,075	(a)
Shell International Finance BV, Senior Notes	4.125%	5/11/35	40,000	41,067
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,040,000	1,045,557
Sinopec Group Overseas Development Ltd., Senior Notes	2.750%	5/17/17	200,000	202,600	(a)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	550,000	588,299	(a)
SM Energy Co., Senior Notes	6.125%	11/15/22	370,000	271,580
SM Energy Co., Senior Notes	5.000%	1/15/24	30,000	20,916
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	430,000	492,663	(a)

Total Oil, Gas & Consumable Fuels				15,443,196

TOTAL ENERGY				16,094,558

FINANCIALS - 10.1%
Banks - 7.3%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	160,000	147,400	(f)(g)
Bank of America Corp., Senior Notes	5.625%	7/1/20	1,300,000	1,462,219
Bank of America Corp., Senior Notes	3.875%	8/1/25	1,580,000	1,640,779
Bank of America Corp., Senior Notes	5.000%	1/21/44	20,000	22,159
Bank of America Corp., Senior Notes	4.875%	4/1/44	1,150,000	1,258,065
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	350,000	351,176
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,010,000	1,087,644
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	200,000	200,516	(f)(g)
BNP Paribas SA, Subordinated Notes	4.375%	9/28/25	260,000	260,255	(a)
CIT Group Inc., Senior Notes	5.000%	8/15/22	250,000	253,593
CIT Group Inc., Senior Notes	5.000%	8/1/23	500,000	503,750
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	150,000	144,260	(f)(g)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	270,000	260,212	(f)(g)
Citigroup Inc., Senior Notes	8.125%	7/15/39	37,000	54,908
Citigroup Inc., Senior Notes	4.650%	7/30/45	1,310,000	1,377,462
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	110,000	112,379
Citigroup Inc., Subordinated Notes	4.300%	11/20/26	230,000	229,376
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	1,960,000	1,976,646
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	70,000	73,514
Cooperatieve Rabobank U.A., Junior Subordinated Notes	11.000%	6/30/19	655,000	788,391	(a)(f)(g)
Cooperatieve Rabobank U.A., Subordinated Notes	4.625%	12/1/23	1,050,000	1,110,169
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	1,300,000	1,440,010	(a)(f)(g)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	1,030,000	957,900	(f)(g)
HSBC Holdings PLC, Senior Notes	3.400%	3/8/21	750,000	765,889
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	270,000	279,468
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	1,050,000	1,068,852

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Banks - (continued)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	530,000		$510,231	(f)(g)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	1,300,000		1,408,094
JPMorgan Chase & Co., Subordinated Notes	4.125%	12/15/26	250,000		260,074
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	390,000		413,255
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	1,300,000		1,308,125	(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		235,000	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	100,000		101,435
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	2,500,000		2,407,410
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	100,000		108,172
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	900,000		818,489	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.875%	5/2/16	1,380,000		1,364,475	(f)(g)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	300,000		304,406	(f)(g)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	700,000		748,335	(f)(g)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	200,000		210,172
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,700,000		1,806,207
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	1,100,000		1,133,456
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	460,000		494,928

Total Banks					31,459,256

Capital Markets - 1.1%
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	270,000		283,339
Goldman Sachs Group Inc., Senior Notes	2.600%	4/23/20	800,000		807,346
Goldman Sachs Group Inc., Senior Notes	3.850%	7/8/24	400,000		414,017
Goldman Sachs Group Inc., Senior Notes	3.500%	1/23/25	650,000		657,270
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000		124,764
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	280,000		285,256
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	900,000		1,078,269
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,210,000		1,233,877
KKR Group Finance Co. II LLC, Senior Notes	5.500%	2/1/43	10,000		10,240	(a)

Total Capital Markets					4,894,378

Consumer Finance - 0.1%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	530,000		528,675

Diversified Financial Services - 0.8%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	190,000		202,445	(a)
GE Capital International Funding Co., Unlimited Co., Senior Notes	2.342%	11/15/20	202,000		207,073	(a)
GE Capital International Funding Co., Unlimited Co., Senior Notes	4.418%	11/15/35	212,000		230,777	(a)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	500,000		585,625
Magnolia Finance X Ltd.	3.065%	12/3/20	1,226,894	GBP	1,740,099	(a)(d)
Magnolia Finance X Ltd.	4.332%	12/3/20	369,066	GBP	523,444	(a)(d)

Total Diversified Financial Services					3,489,463

Insurance - 0.5%
American International Group Inc., Senior Notes	3.750%	7/10/25	660,000		660,494
Chubb INA Holdings Inc., Senior Notes	2.300%	11/3/20	110,000		111,903
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	150,000		156,796
Chubb INA Holdings Inc., Senior Notes	4.350%	11/3/45	350,000		382,407
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	780,000		837,783	(a)

Total Insurance					2,149,383

Real Estate Investment Trusts (REITs) - 0.2%
CB Richard Ellis Services Inc., Senior Notes	5.250%	3/15/25	440,000		454,453
WEA Finance LLC/Westfield UK & Europe Finance PLC, Senior Notes	3.750%	9/17/24	300,000		305,879	(a)

Total Real Estate Investment Trusts (REITs)					760,332

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Thrifts & Mortgage Finance - 0.1%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	500,000	$487,500	(a)

TOTAL FINANCIALS				43,768,987

HEALTH CARE - 2.3%
Biotechnology - 0.6%
AbbVie Inc., Senior Subordinated Notes	3.600%	5/14/25	330,000	347,064
Amgen Inc., Senior Notes	5.375%	5/15/43	500,000	571,529
Baxalta Inc., Senior Notes	5.250%	6/23/45	50,000	53,260	(a)
Celgene Corp., Senior Notes	3.550%	8/15/22	30,000	31,499
Celgene Corp., Senior Notes	3.875%	8/15/25	710,000	747,599
Celgene Corp., Senior Notes	5.000%	8/15/45	290,000	314,824
Gilead Sciences Inc., Senior Notes	3.500%	2/1/25	150,000	158,382
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	530,000	581,562

Total Biotechnology				2,805,719

Health Care Equipment & Supplies - 0.4%
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	240,000	255,970
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	20,000	21,690
Medtronic Inc., Senior Notes	3.500%	3/15/25	1,110,000	1,186,118
Zimmer Biomet Holdings Inc., Senior Notes	4.450%	8/15/45	120,000	118,585

Total Health Care Equipment & Supplies				1,582,363

Health Care Providers & Services - 0.7%
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	510,000	520,837	(a)
HCA Inc., Senior Bonds	5.375%	2/1/25	600,000	607,314
HCA Inc., Senior Notes	5.875%	2/15/26	230,000	237,475
Kindred Healthcare Inc., Senior Notes	8.750%	1/15/23	290,000	278,763
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	750,000	775,312
UnitedHealth Group Inc., Senior Notes	3.750%	7/15/25	310,000	334,415
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	220,000	252,904

Total Health Care Providers & Services				3,007,020

Pharmaceuticals - 0.6%
Actavis Funding SCS, Senior Notes	3.800%	3/15/25	940,000	980,108
Mallinckrodt International Finance SA, Senior Notes	4.875%	4/15/20	800,000	753,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	300,000	250,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	320,000	247,200	(a)
Wyeth LLC, Notes	5.950%	4/1/37	150,000	193,102

Total Pharmaceuticals				2,424,510

TOTAL HEALTH CARE				9,819,612

INDUSTRIALS - 1.6%
Aerospace & Defense - 0.2%
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	30,000	31,162
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	390,000	413,949
Lockheed Martin Corp., Senior Notes	4.500%	5/15/36	70,000	75,547
United Technologies Corp., Senior Notes	4.500%	6/1/42	260,000	282,375

Total Aerospace & Defense				803,033

Airlines - 0.3%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	165,026	171,833	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	90,324	94,840
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	147,201	154,745	(a)
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	172,710	177,243

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Airlines - (continued)
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	333,232	$330,317
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	171,170	169,673

Total Airlines				1,098,651

Commercial Services & Supplies - 0.2%
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	290,000	291,450
West Corp., Senior Notes	5.375%	7/15/22	530,000	488,157	(a)

Total Commercial Services & Supplies				779,607

Construction & Engineering - 0.1%
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	440,212	281,736	(a)(b)

Electrical Equipment - 0.0%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	210,000	194,250	(a)

Industrial Conglomerates - 0.7%
General Electric Co., Senior Notes	4.650%	10/17/21	72,000	82,201
General Electric Co., Senior Notes	5.875%	1/14/38	80,000	104,443
General Electric Co., Senior Notes	6.875%	1/10/39	1,891,000	2,743,675
General Electric Co., Subordinated Notes	5.300%	2/11/21	50,000	58,105

Total Industrial Conglomerates				2,988,424

Machinery - 0.0%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	170,000	168,300	(a)

Road & Rail - 0.1%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	500,000	502,500	(a)

Transportation - 0.0%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	150,000	152,625	(a)

TOTAL INDUSTRIALS				6,969,126

INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.0%
Harris Corp., Senior Notes	5.054%	4/27/45	140,000	149,744

IT Services - 0.3%
Visa Inc., Senior Notes	3.150%	12/14/25	840,000	877,930
Visa Inc., Senior Notes	4.300%	12/14/45	450,000	493,572

Total IT Services				1,371,502

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp., Senior Notes	3.700%	7/29/25	230,000	252,218

Software - 0.0%
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	40,000	43,100	(a)

TOTAL INFORMATION TECHNOLOGY				1,816,564

MATERIALS - 1.1%
Chemicals - 0.2%
Axiall Corp., Senior Notes	4.875%	5/15/23	80,000	78,450
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	270,000	262,265
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	130,000	120,250	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	158,437	111,698	(a)(b)
OCP SA, Senior Notes	4.500%	10/22/25	250,000	239,771	(a)

Total Chemicals				812,434

Construction Materials - 0.1%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	220,000	229,350	(a)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Containers & Packaging - 0.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	3.634%	12/15/19	260,000	$256,750	(a)(f)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	250,000	232,500

Total Containers & Packaging				489,250

Metals & Mining - 0.7%
ArcelorMittal SA, Senior Bonds	6.125%	6/1/25	580,000	539,400
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	251,000	244,817
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	440,000	440,550	(a)(f)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	450,000	320,625
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	130,000	127,448	(a)
Glencore Funding LLC, Senior Notes	2.875%	4/16/20	340,000	302,881	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	320,000	20,000	*(a)(c)(e)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	2,940	0	(a)(c)(d)(h)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	200,000	218,500	(a)(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	740,000	611,755
Steel Dynamics Inc., Senior Notes	6.375%	8/15/22	140,000	144,900
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	80,000	68,500
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	100,000	79,470

Total Metals & Mining				3,118,846

Paper & Forest Products - 0.0%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	50,000	53,077

TOTAL MATERIALS				4,702,957

TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 2.0%
AT&T Inc., Senior Notes	3.400%	5/15/25	2,350,000	2,359,985
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	530,000	539,360	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	880,000	1,017,305
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	3,380,000	4,468,427

Total Diversified Telecommunication Services				8,385,077

Wireless Telecommunication Services - 0.4%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	500,000	503,750	(a)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	80,000	85,277
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	320,000	354,716
Sprint Communications Inc., Senior Notes	7.000%	3/1/20	480,000	482,400	(a)
Sprint Corp., Senior Notes	7.625%	2/15/25	500,000	373,750

Total Wireless Telecommunication Services				1,799,893

TOTAL TELECOMMUNICATION SERVICES				10,184,970

UTILITIES - 0.7%
Electric Utilities - 0.6%
FirstEnergy Corp., Notes	7.375%	11/15/31	1,050,000	1,278,443
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	900,000	1,151,007

Total Electric Utilities				2,429,450

Gas Utilities - 0.0%
Southern Natural Gas Co., LLC, Senior Notes	8.000%	3/1/32	130,000	137,714

Independent Power and Renewable Electricity Producers - 0.1%
AES Corp., Senior Notes	5.500%	3/15/24	80,000	78,600
AES Corp., Senior Notes	5.500%	4/15/25	210,000	203,700

Total Independent Power and Renewable Electricity Producers				282,300

TOTAL UTILITIES				2,849,464

TOTAL CORPORATE BONDS & NOTES (Cost - $121,847,032)				122,684,500

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - 3.4%
Community Funding CLO Ltd., 2015-1A A	5.750%	11/1/27	250,000	$241,250	(a)(d)
Conseco Financial Corp., 1997-7 M1	7.030%	7/15/28	289,797	279,066
GMAC Mortgage Corp. Loan Trust, 2004-VF1 A1	1.186%	2/25/31	907,260	897,410	(a)(f)
Keycorp Student Loan Trust, 2004-A 1A2	0.861%	10/27/42	1,760,458	1,582,537	(f)
Nelnet Student Loan Trust, 2008-3 A4	2.279%	11/25/24	230,000	230,644	(f)
New Century Home Equity Loan Trust, 2004-3 M1	1.363%	11/25/34	1,788,914	1,572,997	(f)
OneMain Financial Issuance Trust, 2016-2A A	4.100%	3/20/28	2,150,000	2,170,496	(a)
Park Place Securities Inc., 2005-WHQ1 M6	1.603%	3/25/35	3,150,000	2,097,916	(f)
Residential Asset Securities Corp., 2005-KS12 M3	0.913%	1/25/36	1,740,000	1,185,135	(f)
SLM Student Loan Trust, 2008-4 A4	2.269%	7/25/22	410,000	408,665	(f)
SLM Student Loan Trust, 2008-5 A4	2.319%	7/25/23	220,000	221,015	(f)
SLM Student Loan Trust, 2008-8 A4	2.119%	4/25/23	1,150,000	1,138,930	(f)
Small Business Administration Participation Certificates, 2016-20A 1	2.780%	1/1/36	1,020,000	1,048,643
SMB Private Education Loan Trust, 2015-C R	0.000%	9/18/46	1,092	1,496,040	(a)

TOTAL ASSET-BACKED SECURITIES (Cost - $14,714,011)				14,570,744

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.7%
Banc of America Funding Corp., 2015-R4 6A1	0.575%	8/27/36	527,670	504,447	(a)(f)
Banc of America Funding Corp., 2015-R4 6A2	0.575%	8/27/36	780,000	671,157	(a)(f)
BBCCRE Trust, 2015-GTP D	4.563%	8/10/33	2,480,000	2,097,425	(a)(f)
BBCCRE Trust, 2015-GTP E	4.563%	8/10/33	2,520,000	1,905,914	(a)(f)
BCAP LLC Trust, 2015-RR6 1A2	3.500%	5/26/37	360,000	338,528	(a)(f)
CFCRE Commercial Mortgage Trust, 2011-C2 B	5.574%	12/15/47	120,000	134,206	(a)(f)
Chevy Chase Mortgage Funding Corp., 2004-2A B1	0.919%	5/25/35	342,101	271,910	(a)(f)
Chevy Chase Mortgage Funding Corp., 2004-3A A1	0.683%	8/25/35	1,382,427	1,229,906	(a)(f)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.733%	8/25/35	1,508,429	1,351,186	(a)(f)
Citigroup Commercial Mortgage Trust, 2015-GC29 D	3.110%	4/10/48	1,570,000	1,016,862	(a)
Citigroup Commercial Mortgage Trust, 2015-GC33 D	3.172%	9/10/58	130,000	86,593
COMM Mortgage Trust, 2013-LC13 E	3.719%	8/10/46	680,000	494,086	(a)(f)
Credit Suisse Mortgage Trust, 2015-10R 3A11	1.162%	10/27/46	4,898,118	2,040,664	(a)(f)
Credit Suisse Mortgage Trust, 2015-10R 3A2	1.162%	10/27/46	3,580,000	2,909,635	(a)(f)
CSAIL Commercial Mortgage Trust, 2015-C2 AS	3.849%	6/15/57	420,000	443,458
CSAIL Commercial Mortgage Trust, 2015-C2 C	4.212%	6/15/57	436,000	397,903	(f)
Federal Home Loan Mortgage Corp. (FHLMC), 3281 AI, IO	5.994%	2/15/37	4,823,680	982,792	(f)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 328 S4, IO	1.856%	2/15/38	726,564	50,687	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K720 X1, IO	0.545%	8/25/22	17,492,902	506,775	(f)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K721 X1, IO	0.343%	8/25/22	21,400,941	405,263	(f)
Federal National Mortgage Association (FNMA), 2006-115 EI, IO	6.207%	12/25/36	4,604,375	977,448	(f)
Federal National Mortgage Association (FNMA), 2015-37 ST, IO	5.187%	6/25/45	5,586,584	1,020,991	(f)
Federal National Mortgage Association (FNMA), 2015-55 IO, IO	1.617%	8/25/55	1,255,213	71,715	(f)
Federal National Mortgage Association (FNMA), 2015-60 SA, IO	5.717%	8/25/45	285,882	64,487	(f)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - (continued)
First Horizon Mortgage Pass-Through Trust, 2005-AR1 B1	2.906%	4/25/35	347,402	$254,853	(f)
GE Business Loan Trust, 2007-1A A	0.606%	4/16/35	335,351	308,202	(a)(f)
GE Capital Commercial Mortgage Corp., 2007-C1 AJ	5.677%	12/10/49	3,940,000	2,600,400	(f)
Government National Mortgage Association (GNMA), 2012-034 SA, IO	5.618%	3/20/42	1,273,080	276,370	(f)
Government National Mortgage Association (GNMA), 2012-043 SN, IO	6.159%	4/16/42	741,525	176,319	(f)
Government National Mortgage Association (GNMA), 2014-186 IO, IO	0.867%	8/16/54	3,326,043	220,761	(f)
Government National Mortgage Association (GNMA), 2015-167 OI, IO	4.000%	4/16/45	483,482	105,838
Government National Mortgage Association (GNMA), 2015-67 A	2.500%	3/16/50	177,333	180,743
GS Mortgage Securities Trust, 2012-GC6 AS	4.948%	1/10/45	380,000	430,097	(a)
GS Mortgage Securities Trust, 2015-GC30 AS	3.777%	5/10/50	400,000	419,306
GS Mortgage Securities Trust, 2015-GC30 D	3.384%	5/10/50	300,000	200,105
GS Mortgage Securities Trust, 2015-GC34 AAB	3.278%	10/10/48	1,000,000	1,045,904
GS Mortgage Securities Trust, 2015-GC34 D	2.979%	10/10/48	2,890,000	1,991,559
GS Mortgage Securities Trust, 2015-GS1 A1	1.935%	11/10/48	1,992,520	1,998,752
GS Mortgage Securities Trust, 2016-ICE2 E	8.938%	2/15/33	490,000	498,498	(a)(f)
Homestar Mortgage Acceptance Corp., 2004-5 M2	1.103%	10/25/34	728,414	679,760	(f)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22	0.613%	7/25/47	531,581	327,839	(f)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 A3	3.801%	8/15/48	100,000	107,513
JPMBB Commercial Mortgage Securities Trust, 2015-C31 B	4.619%	8/15/48	60,000	61,399	(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	3,520,000	2,650,560
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LDPX AJFX	5.438%	1/15/49	1,210,000	629,212	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2015-FL7 D	4.186%	5/15/28	200,000	186,595	(a)(f)
LSTAR Commercial Mortgage Trust, 2015-3 A2	2.729%	4/20/48	230,000	234,563	(a)(f)
Morgan Stanley Capital I Trust, 2007-IQ13 AJ	5.438%	3/15/44	250,000	202,840
Morgan Stanley Capital I Trust, 2007-IQ16 AJ	6.096%	12/12/49	260,000	239,057	(f)
Morgan Stanley Reremic Trust, 2014-R4 2B	2.719%	8/26/34	2,854,696	1,994,025	(a)(f)
Morgan Stanley Reremic Trust, 2015-R3 7A1	1.092%	4/26/47	670,139	655,963	(a)(f)
Morgan Stanley Reremic Trust, 2015-R3 7A2	1.092%	4/26/47	730,000	634,692	(a)(f)
Morgan Stanley Reremic Trust, 2015-R3 9A1	0.696%	4/26/47	482,791	468,532	(a)(f)
Morgan Stanley Reremic Trust, 2015-R3 9A2	0.696%	4/26/47	520,000	397,331	(a)(f)
Morgan Stanley Reremic Trust, 2015-R6 2A1	0.690%	7/26/45	242,769	226,068	(a)(f)
Motel 6 Trust, 2015-MTL6 D	4.532%	2/5/30	270,000	264,092	(a)
MSCG Trust, 2015-ALDR A2	3.462%	6/7/35	210,000	217,788	(a)(f)
Nomura Resecuritization Trust, 2015-5R 4A1	0.594%	7/26/37	571,634	551,572	(a)(f)
Nomura Resecuritization Trust, 2015-6R 3A1	0.626%	5/26/46	210,514	202,663	(a)(f)
Structured Agency Credit Risk Debt Notes, 2016-DNA1 M2	3.333%	7/25/28	1,260,000	1,270,527	(f)
Towd Point Mortgage Trust, 2015-5 A1B	2.750%	5/25/55	2,927,365	2,931,763	(a)(f)
Waterfall Commercial Mortgage Trust, 2015-SBC5 A	4.104%	9/14/22	286,655	283,000	(a)(f)
Wells Fargo Commercial Mortgage Trust, 2015-C28 AS	3.872%	5/15/48	320,000	328,859

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $46,561,882)				46,427,958

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
CONVERTIBLE BONDS & NOTES - 0.0%
MATERIALS - 0.0%
Chemicals - 0.0%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	80,000	$66,400

Metals & Mining - 0.0%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	298,838	115,053	(a)(b)(c)

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $372,677)				181,453

MORTGAGE-BACKED SECURITIES - 17.5%
FHLMC - 4.3%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.000%	6/1/41	743,539	826,730
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.500%	6/1/38	2,982,757	3,248,597
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	3/1/43-3/1/45	1,457,761	1,533,101
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	6/1/43	9,463,041	10,188,891
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	5/12/46	2,700,000	2,821,400	(i)

TOTAL FHLMC				18,618,719

FNMA - 8.8%
Federal National Mortgage Association (FNMA)	3.500%	1/1/44-1/1/46	1,837,149	1,931,214
Federal National Mortgage Association (FNMA)	2.500%	4/18/31	400,000	410,656	(i)
Federal National Mortgage Association (FNMA)	3.000%	4/18/31-5/12/46	2,500,000	2,569,805	(i)
Federal National Mortgage Association (FNMA)	3.500%	4/18/31-5/12/46	11,100,000	11,640,816	(i)
Federal National Mortgage Association (FNMA)	4.000%	4/13/46	7,400,000	7,907,016	(i)
Federal National Mortgage Association (FNMA)	4.000%	10/1/40-7/1/45	3,442,666	3,726,769
Federal National Mortgage Association (FNMA)	4.500%	5/12/46	6,400,000	6,956,998	(i)
Federal National Mortgage Association (FNMA)	5.000%	5/12/46	2,400,000	2,652,750	(i)

TOTAL FNMA				37,796,024

GNMA - 4.4%
Government National Mortgage Association (GNMA)	4.500%	4/20/46	200,000	217,438	(i)
Government National Mortgage Association (GNMA) II	4.000%	9/20/45-11/20/45	6,207,415	6,715,488
Government National Mortgage Association (GNMA) II	3.000%	4/20/46	4,400,000	4,558,211	(i)
Government National Mortgage Association (GNMA) II	3.500%	4/20/46	6,200,000	6,553,109	(i)
Government National Mortgage Association (GNMA) II	4.000%	4/20/46	200,000	213,805	(i)
Government National Mortgage Association (GNMA) II	3.000%	9/20/45	778,475	807,710

TOTAL GNMA				19,065,761

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $75,201,933)				75,480,504

SENIOR LOANS - 2.5%
CONSUMER DISCRETIONARY - 1.4%
Distributors - 0.2%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	793,367	793,036	(j)(k)

Diversified Consumer Services - 0.0%
ServiceMaster Co., 2014 Term Loan B	4.250%	7/1/21	189,040	189,277	(j)(k)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Hotels, Restaurants & Leisure - 0.2%
1011778 B.C. Unlimited Liability Co., Term Loan B2	3.750%	12/10/21	417,880	$418,054	(j)(k)
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	240,000	240,360	(j)(k)

Total Hotels, Restaurants & Leisure				658,414

Household Durables - 0.0%
Jarden Corp., 2015 Term Loan B2	3.183%	7/30/22	72,138	72,156	(j)(k)

Media - 0.3%
CCO Safari III LLC, Term Loan I	3.500%	1/24/23	420,000	421,013	(j)(k)
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	69,259	68,653	(j)(k)
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	586,413	581,387	(j)(k)
Ziggo Financing Partnership, USD Term Loan B1	3.500%	1/15/22	22,187	21,951	(j)(k)
Ziggo Financing Partnership, USD Term Loan B2A	3.500 - 3.601%	1/15/22	14,298	14,146	(j)(k)
Ziggo Financing Partnership, USD Term Loan B3	3.601%	1/15/22	23,515	23,265	(j)(k)

Total Media				1,130,415

Multiline Retail - 0.1%
Dollar Tree Inc., Term Loan B1	3.500%	7/6/22	194,237	194,774	(j)(k)
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	417,919	383,905	(j)(k)

Total Multiline Retail				578,679

Specialty Retail - 0.6%
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	596,818	570,174	(j)(k)
CWGS Group LLC, Term Loan	5.750%	2/20/20	310,250	307,729	(j)(k)
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	417,461	414,722	(j)(k)
PetSmart Inc., Term Loan B1	4.250%	3/11/22	1,074,387	1,071,299	(j)(k)

Total Specialty Retail				2,363,924

Textiles, Apparel & Luxury Goods - 0.0%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	148,500	95,782	(j)(k)

TOTAL CONSUMER DISCRETIONARY				5,881,683

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Maple Holdings Acquisition Corp., USD Term Loan B	5.250%	3/3/23	312,400	313,897	(j)(k)

ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Pacific Drilling SA, Term Loan B	4.500%	6/3/18	79,591	25,469	(j)(k)

Oil, Gas & Consumable Fuels - 0.0%
Murray Energy Corp., Term Loan B2	7.500%	4/16/20	158,756	82,156	(j)(k)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	145,897	87,903	(j)(k)

Total Oil, Gas & Consumable Fuels				170,059

TOTAL ENERGY				195,528

HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.0%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	171,980	166,820	(j)(k)

Health Care Providers & Services - 0.4%
Air Medical Group Holdings Inc., Term Loan B	4.250%	4/28/22	750,146	733,268	(j)(k)
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	436,258	432,768	(j)(k)
Select Medical Corp., Series F Term Loan B	6.000%	3/3/21	430,000	427,581	(j)(k)

Total Health Care Providers & Services				1,593,617

TOTAL HEALTH CARE				1,760,437

INDUSTRIALS - 0.2%
Air Freight & Logistics - 0.0%
XPO Logistics Inc., Term Loan	5.500%	11/1/21	150,000	150,844	(j)(k)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Airlines - 0.1%
American Airlines Inc., New Term Loan	3.250%	6/27/20	420,000		$418,392	(j)(k)

Machinery - 0.1%
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	264,531		262,216	(j)(k)

TOTAL INDUSTRIALS					831,452

INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	86,806		87,260	(j)(k)

MATERIALS - 0.0%
Metals & Mining - 0.0%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	99,000		16,830	*(e)(j)(k)
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/30/19	78,987		66,942	(j)(k)

TOTAL MATERIALS					83,772

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.500%	6/30/23	400,000		397,187	(j)(k)

Wireless Telecommunication Services - 0.1%
Neptune Finco Corp., 2015 Term Loan B	5.000%	10/9/22	420,000		421,470	(j)(k)
T-Mobile USA Inc., Term Loan B	3.500%	11/9/22	299,250		300,788	(j)(k)

Total Wireless Telecommunication Services					722,258

TOTAL TELECOMMUNICATION SERVICES					1,119,445

UTILITIES - 0.2%
Electric Utilities - 0.1%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	217,800		161,172	(j)(k)

Independent Power and Renewable Electricity Producers - 0.1%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	12/19/16	426,974		427,063	(j)(k)
TPF II Power LLC, Term Loan B	5.500%	10/2/21	166,798		162,420	(j)(k)

Total Independent Power and Renewable Electricity Producers					589,483

TOTAL UTILITIES					750,655

TOTAL SENIOR LOANS (Cost - $11,406,680)					11,024,129

SOVEREIGN BONDS - 6.0%
Brazil - 0.6%
Federative Republic of Brazil, Senior Bonds	5.625%	1/7/41	770,000		667,975
Federative Republic of Brazil, Senior Bonds	5.000%	1/27/45	350,000		281,750
Federative Republic of Brazil, Senior Notes	10.000%	1/1/17	5,681,000	BRL	1,544,501

Total Brazil					2,494,226

China - 0.4%
China Government Bond, Senior Bonds	3.380%	11/21/24	3,000,000	CNY	452,060	(l)
China Government Bond, Senior Bonds	3.390%	5/21/25	1,500,000	CNY	226,656	(l)
China Government Bond, Senior Bonds	3.310%	11/30/25	7,500,000	CNY	1,125,226	(l)

Total China					1,803,942

Colombia - 0.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	440,000		440,000

Indonesia - 0.2%
Republic of Indonesia, Notes	3.750%	4/25/22	910,000		920,752	(l)

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Mexico - 2.4%
United Mexican States, Senior Bonds	6.500%	6/9/22	62,688,000	MXN	$3,807,447
United Mexican States, Senior Bonds	10.000%	12/5/24	2,000,000	MXN	148,836
United Mexican States, Senior Bonds	7.750%	11/13/42	62,250,000	MXN	4,066,803
United Mexican States, Senior Notes	3.600%	1/30/25	600,000		613,500
United Mexican States, Senior Notes	5.550%	1/21/45	1,540,000		1,711,325

Total Mexico					10,347,911

Peru - 0.1%
Republic of Peru, Senior Bonds	6.550%	3/14/37	20,000		25,000
Republic of Peru, Senior Bonds	5.625%	11/18/50	430,000		484,825

Total Peru					509,825

Poland - 1.8%
Republic of Poland, Bonds	2.000%	4/25/21	840,000	PLN	223,696
Republic of Poland, Bonds	3.250%	7/25/25	12,660,000	PLN	3,541,322
Republic of Poland, Bonds	2.500%	7/25/26	10,860,000	PLN	2,828,708
Republic of Poland, Senior Notes	4.000%	1/22/24	1,010,000		1,080,423

Total Poland					7,674,149

Russia - 0.2%
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	297,500		364,073	(l)
Russian Foreign Bond - Eurobond, Senior Notes	4.500%	4/4/22	600,000		616,330	(l)

Total Russia					980,403

Turkey - 0.2%
Republic of Turkey, Senior Notes	4.875%	4/16/43	600,000		558,750

TOTAL SOVEREIGN BONDS (Cost - $26,238,435)					25,729,958

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 27.3%
U.S. Government Obligations - 27.3%
U.S. Treasury Bonds	2.750%	11/15/42	2,000,000		2,062,460
U.S. Treasury Bonds	2.875%	5/15/43	4,350,000		4,584,830
U.S. Treasury Bonds	2.875%	8/15/45	22,130,000		23,278,857
U.S. Treasury Bonds	3.000%	11/15/45	1,670,000		1,802,947
U.S. Treasury Bonds	2.500%	2/15/46	1,550,000		1,511,371
U.S. Treasury Notes	1.375%	9/30/20	44,000,000		44,373,824
U.S. Treasury Notes	1.125%	2/28/21	50,000		49,798
U.S. Treasury Notes	1.500%	2/28/23	4,370,000		4,358,052
U.S. Treasury Notes	2.250%	11/15/24	40,000		41,712
U.S. Treasury Notes	2.000%	8/15/25	27,620,000		28,155,138
U.S. Treasury Notes	2.250%	11/15/25	1,850,000		1,925,445
U.S. Treasury Notes	1.625%	2/15/26	6,060,000		5,972,178

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $115,595,464)					118,116,612

U.S. TREASURY INFLATION PROTECTED SECURITIES - 3.2%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	326,751		389,485
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	6,247,508		6,058,946
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/46	2,859,514		2,986,462
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	4,177,528		4,370,576

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $12,917,309)					13,805,469

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.2%
Brazil - 0.2%
Federative Republic of Brazil, Notes (Cost - $701,064)	6.000%	8/15/50	2,850,179	BRL	751,798

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY			SHARES	VALUE
COMMON STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			22,038	$0	*(c)(d)(h)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			1	33,264	*(c)

TOTAL CONSUMER DISCRETIONARY				33,264

ENERGY - 0.1%
Energy Equipment & Services - 0.1%
KCAD Holdings I Ltd.			108,106,087	265,941	*(c)(d)

FINANCIALS - 0.1%
Banks - 0.1%
Citigroup Inc.			6,981	291,457
JPMorgan Chase & Co.			4,380	259,383

TOTAL FINANCIALS				550,840

HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Physiotherapy Associates Holdings Inc.			3,500	39,830	*(c)(d)

INDUSTRIALS - 0.1%
Marine - 0.1%
DeepOcean Group Holding AS			33,669	183,833	*(c)(d)

Road & Rail - 0.0%
Jack Cooper Enterprises Inc.			965	9	(c)(d)

TOTAL INDUSTRIALS				183,842

MATERIALS - 0.0%
Metals & Mining - 0.0%
Mirabela Nickel Ltd.			638,674	40,635	*(c)(d)

TOTAL COMMON STOCKS (Cost - $2,275,681)				1,114,352

	RATE
PREFERRED STOCKS - 0.4%
FINANCIALS - 0.4%
Consumer Finance - 0.2%
GMAC Capital Trust I	6.402%		36,969	906,110	(f)

Diversified Financial Services - 0.2%
Citigroup Capital XIII	6.988%		25,825	678,939	(f)

TOTAL PREFERRED STOCKS (Cost - $1,547,408)				1,585,049

		EXPIRATION DATE	CONTRACTS/ NOTIONAL AMOUNT†
PURCHASED OPTIONS - 0.1%
U.S. Dollar/Brazilian Real, Put @ 3.75 BRL		6/9/16	1,085,000	66,468
U.S. Dollar/British Pound, Put @ $1.42		4/28/16	4,580,000	73,885
U.S. Dollar/Chinese Yuan Renminbi, Call @ 6.78CNY		7/12/16	4,680,000	25,791
U.S. Dollar/Euro, Call @ $1.10		4/8/16	8,717,000	147,570
U.S. Dollar/Japanese Yen, Call @ 115.50JPY		5/24/16	4,351,000	20,950
U.S. Treasury 10-Year Notes Futures, Call @ $129.75		4/22/16	44	41,250
U.S. Treasury 10-Year Notes Futures, Put @ $127.50		4/22/16	36	1,125
U.S. Treasury 10-Year Notes Futures, Put @ $129.00		4/22/16	36	4,500
U.S. Treasury Long-Term Bonds Futures, Put @ $156.00		4/22/16	14	656
U.S. Treasury Long-Term Bonds Futures, Put @ $159.00		4/22/16	35	6,016

TOTAL PURCHASED OPTIONS (Cost - $538,173)				388,211

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $429,917,749)				431,860,737

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 11.7%
Repurchase Agreements - 6.5%
Deutsche Bank Securities Inc. repurchase agreement dated 3/31/16; Proceeds at maturity - $28,300,228; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/19; Market value - $28,866,000) (Cost - $28,300,000)	0.290%	4/1/16	28,300,000	$28,300,000

			SHARES
Money Market Funds - 5.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost - $22,274,769)	0.225%		22,274,769	22,274,769

TOTAL SHORT-TERM INVESTMENTS (Cost - $50,574,769)				50,574,769

TOTAL INVESTMENTS - 111.7% (Cost - $480,492,518#)				482,435,506
Liabilities in Excess of Other Assets - (11.7)%				(50,569,387)

TOTAL NET ASSETS - 100.0%				$431,866,119

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of March 31, 2016.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Value is less than $1.

(i)	This security is traded on a to-be-announced (“TBA”) basis. At March 31, 2016, the Portfolio held TBA securities with a total cost of $46,383,734.

(j)	Senior loans may be considered restricted in that the Portfolio ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET CORE PLUS VIT PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2016

Abbreviations used in this schedule:

BRL	— Brazilian Real
CLO	— Collateral Loan Obligation
CNY	— Chinese Yuan Renminbi
DIP	— Debtor-in-Possession
GBP	— British Pound
IO	— Interest Only
JPY	— Japanese Yen
MXN	— Mexican Peso
PLN	— Polish Zloty
REFI	— Refinancing
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE RATE		CONTRACTS/ NATIONAL AMOUNT†	VALUE
U.S. Dollar/Brazilian Real, Call	6/9/16	3.85	BRL	1,085,000	$17,328
U.S. Treasury 10-Year Notes Futures, Call	5/20/16	$132.00		75	26,953
U.S. Treasury 10-Year Notes Futures, Call	4/22/16	130.50		33	17,016
U.S. Treasury 10-Year Notes Futures, Put	4/22/16	126.50		33	516
U.S. Treasury Long-Term Bonds Futures, Call	5/20/16	170.00		58	42,594
U.S. Treasury Long-Term Bonds Futures, Call	4/22/16	167.00		22	13,750
U.S. Treasury Long-Term Bonds Futures, Call	4/22/16	168.00		32	13,500

TOTAL WRITTEN OPTIONS (Premiums received - $155,498)					$131,657

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

This Schedule of Investments is unaudited and is intended to provide information about the Portfolio’s holdings as of the date of the schedule. Other information regarding the Portfolio is available in the Portfolio’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Core Plus VIT Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-Term Investments†:
Corporate Bonds & Notes:
Consumer Discretionary	—	$12,560,058	$451,627		$13,011,685
Financials	—	41,505,444	2,263,543		43,768,987
Industrials	—	6,874,286	94,840		6,969,126
Materials	—	4,702,957	0	*	4,702,957
Other Corporate Bonds & Notes	—	54,231,745	—		54,231,745
Asset-Backed Securities	—	12,833,454	1,737,290		14,570,744
Collateralized Mortgage Obligations	—	44,522,044	1,905,914		46,427,958
Convertible Bonds & Notes	—	181,453	—		181,453
Mortgage-Backed Securities	—	75,480,504	—		75,480,504
Senior Loans:
Energy	—	107,625	87,903		195,528
Health Care	—	1,332,856	427,581		1,760,437
Utilities	—	589,483	161,172		750,655
Other Senior Loans		8,317,509	—		8,317,509
Sovereign Bonds	—	25,729,958	—		25,729,958
U.S. Government & Agency Obligations	—	118,116,612	—		118,116,612
U.S. Treasury Inflation Protected Securities	—	13,805,469	—		13,805,469
Non-U.S. Treasury Inflation Protected Securities	—	751,798	—		751,798
Common Stocks:
Consumer Discretionary	—	—	33,264		33,264
Energy	—	—	265,941		265,941
Financials	$550,840	—	—		550,840
Health Care	—	—	39,830		39,830
Industrials	—	—	183,842		183,842
Materials	—	—	40,635		40,635
Preferred Stocks	1,585,049	—	—		1,585,049
Purchased Options	53,547	334,664	—		388,211

Total Long-Term Investments	$2,189,436	$421,977,919	$7,693,382		$431,860,737

Short-Term Investments†
Repurchase Agreements	—	28,300,000	—		28,300,000
Money Market Funds	22,274,769	—	—		22,274,769

Total Short-Term Investments	$22,274,769	$28,300,000			$50,574,769

Total Investments	$24,464,205	$450,277,919	$7,693,382		$482,435,506

Other Financial Instruments:
Forward Foreign Currency Contracts	—	$363,291	—		$363,291
Futures Contracts	$510,140	—	—		510,140
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection	—	43,914	—		43,914

Total Other Financial Instruments	$510,140	$407,205	—		$917,345

Total	$24,974,345	$450,685,124	$7,693,382		$483,352,851

Notes to Schedule of Investments (unaudited) (continued)

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Written Options	$114,329	$17,328	—	$131,657
Forward Foreign Currency Contracts	—	1,993,066	—	1,993,066
Futures Contracts	482,776	—	—	482,776
Centrally Cleared Interest Rate Swaps	—	1,548,438	—	1,548,438
OTC Credit Default Swaps on Sovereign Issues - Sell Protection‡	—	53,767	—	53,767

Total	$597,105	$3,612,599	—	$4,209,704

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premium paid or recieved with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	FINANCIALS	INDUSTRIALS	MATERIALS		ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MORTGAGE- BACKED SECURITIES
Balance as of December 31, 2015	$443,083	$2,341,030	—	$0	*	$1,756,960	$296,288	$205,875
Accrued premiums/discounts	2,094	787	—	—		—	4,290	—
Realized gain (loss)	—	(396)	—	—		—	—	—
Change in unrealized appreciation (depreciation)[1]	1,111	(72,087)	—	—		(19,670)	(50,164)	—
Purchases	11,487	—	—	—		—	1,655,500	—
Sales	(6,148)	(5,791)	—	—		—	—	(205,875)
Transfers into Level 3[2]	—	—	$94,840	—		—	—	—
Transfers out of Level 3	—	—	—	—		—	—	—

Balance as of March 31, 2016	$451,627	$2,263,543	$94,840	$0	*	$1,737,290	$1,905,914	—

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2016[1]	$1,111	$(72,087)	—	—		$(19,670)	$(50,164)	—

	SENIOR LOANS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	UTILITIES
Balance as of December 31, 2015	$101,235	$91,416	—	$260,580	$180,139
Accrued premiums/discounts	530	132	$85	82	127
Realized gain (loss)	31	7	—	4	10
Change in unrealized appreciation (depreciation)[1]	(5,638)	(3,284)	6,096	2,917	(18,554)
Purchases	—	—	421,400	—	—
Sales	(375)	(368)	—	(1,367)	(550)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3[3]	(95,783)	—	—	(262,216)	—

Balance as of March 31, 2016	—	$87,903	$427,581	—	$161,172

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2016[1]	—	$(3,284)	$6,096	—	$(18,554)

				.

	COMMON STOCKS
INVESTMENTS IN SECURITIES (cont’d)	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS	MATERIALS	TOTAL
Balance as of December 31, 2015	$30,920	$379,561	$290,500	$157,210	$38,628	$6,573,425
Accrued premiums/discounts	—	—	—	—	—	8,127
Realized gain (loss)	—	—	102,937	—	—	102,593
Change in unrealized appreciation (depreciation)[1]	2,344	(113,620)	198	26,632	2,007	(241,712)
Purchases	—	—	28,153	—	—	2,116,540
Sales	—	—	(381,958)	—	—	(602,432)
Transfers into Level 3[2]	—	—	—	—	—	94,840
Transfers out of Level 3[3]	—	—	—	—	—	(357,999)

Balance as of March 31, 2016	$33,264	$265,941	$39,830	$183,842	$40,635	$7,693,382

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2016[1]	$2,344	$(113,620)	$11,677	$26,632	$2,007	$(227,512)

The Portfolio’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At March 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$8,607,287
Gross unrealized depreciation	(6,664,299)

Net unrealized appreciation	$1,942,988

At March 31, 2016, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	106	3/17	$26,185,107	$26,269,450	$84,343
U.S. Treasury 2-Year Notes	5	6/16	1,093,454	1,093,750	296
U.S. Treasury 5-Year Notes	802	6/16	96,751,401	97,173,579	422,178
U.S. Treasury Long-Term Bonds	1	6/16	163,003	164,438	1,435

					508,252

Contracts to Sell:
90-Day Eurodollar	173	6/16	42,922,325	42,951,575	(29,250)
90-Day Eurodollar	755	12/16	187,020,241	187,192,813	(172,572)
90-Day Eurodollar	85	12/17	20,928,049	21,030,063	(102,014)
90-Day Eurodollar	39	3/18	9,623,611	9,643,725	(20,114)
Euro-Bund	13	6/16	2,417,831	2,415,943	1,888
U.S. Treasury 10-Year Notes	329	6/16	42,778,637	42,898,516	(119,879)
U.S. Treasury 10-Year Ultra Long-Term Bonds	71	6/16	9,958,222	9,993,250	(35,028)
U.S. Treasury Ultra Long-Term Bonds	4	6/16	686,206	690,125	(3,919)

					(480,888)

Net unrealized appreciation on open futures contracts					$27,364

At March 31, 2016, the Portfolio had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNY	7,510,000	USD	1,161,999	Bank of America N.A.	4/12/16	$(1,178)
USD	6,541,661	EUR	6,004,278	Bank of America N.A.	4/12/16	(292,308)
USD	2,153,483	JPY	252,750,000	Bank of America N.A.	4/12/16	(92,939)
USD	4,275,418	SGD	6,110,000	Bank of America N.A.	4/12/16	(257,604)
CNY	42,150,000	USD	6,524,768	Barclays Bank PLC	4/12/16	(9,642)
EUR	480,000	USD	544,338	Barclays Bank PLC	4/12/16	1,990
EUR	3,420,000	USD	3,874,268	Barclays Bank PLC	4/12/16	18,318
EUR	1,950,000	USD	2,209,097	Barclays Bank PLC	4/12/16	10,361
USD	1,936,852	BRL	8,085,000	Barclays Bank PLC	4/12/16	(306,415)
USD	460,369	CNY	3,090,000	Barclays Bank PLC	4/12/16	(17,252)
USD	421,382	CNY	2,830,000	Barclays Bank PLC	4/12/16	(16,051)
USD	229,440	CNY	1,540,000	Barclays Bank PLC	4/12/16	(8,598)
USD	230,930	CNY	1,550,000	Barclays Bank PLC	4/12/16	(8,654)
USD	4,973,512	CNY	33,140,000	Barclays Bank PLC	4/12/16	(148,939)
USD	7,842,749	EUR	7,198,451	Barclays Bank PLC	4/12/16	(350,408)
USD	2,194,843	PLN	8,280,000	Barclays Bank PLC	4/12/16	(23,899)
USD	1,325,157	CNY	8,860,000	Citibank N.A.	4/12/16	(44,333)
USD	684,234	CNY	4,570,000	Citibank N.A.	4/12/16	(22,151)
USD	1,865,749	CNY	12,580,000	Citibank N.A.	4/12/16	(78,742)
USD	693,844	EUR	637,847	Citibank N.A.	4/12/16	(32,143)
USD	4,305,648	JPY	506,270,956	Citibank N.A.	4/12/16	(194,048)
USD	209,646	MXN	3,766,234	Citibank N.A.	4/12/16	(8,156)
USD	2,285,743	GBP	1,588,000	Bank of America N.A.	5/13/16	4,721
CAD	5,998,875	USD	4,291,286	Citibank N.A.	5/13/16	327,901
USD	1,328,089	EUR	1,175,332	Citibank N.A.	5/13/16	(10,881)
USD	2,351,843	EUR	2,100,000	Citibank N.A.	5/13/16	(40,536)
INR	289,220,000	USD	4,306,112	Bank of America N.A.	7/14/16	(16,631)
USD	1,156,719	CNY	7,510,000	Bank of America N.A.	7/14/16	(87)
USD	6,481,126	CNY	42,150,000	Barclays Bank PLC	7/14/16	(11,471)

Total						$(1,629,775)

Notes to Schedule of Investments (unaudited) (continued)

Abbreviations used in this table:

BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Yuan Renminbi
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
PLN	— Polish Zloty
SGD	— Singapore Dollar
USD	— United States Dollar

At March 31, 2016, the Portfolio had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
CENTRAL COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE PORTFOLIO†	PAYMENTS RECEIVED BY THE PORTFOLIO†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Chicago Mercantile Exchange	$621,370,000	6/15/16	0.420%*	FEDL01*	—	$(35,729)
Chicago Mercantile Exchange	145,220,000	7/27/16	0.550%*	FEDL01*	—	(22,606)
Chicago Mercantile Exchange	3,600,000	8/31/22	1.897% semi-annually	3-Month LIBOR-BBA	—	(122,762)
Chicago Mercantile Exchange	36,704,000	11/30/22	1.900% semi-annually	3-Month LIBOR-BBA	—	(1,240,461)
Chicago Mercantile Exchange	1,056,000	2/15/41	2.720% semi-annually	3-Month LIBOR-BBA	$(1,842)	(126,880)

Total	$807,950,000				$(1,842)	$(1,548,438)

OTC CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT MARCH 31, 2016[3]	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO†	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Barclays Capital Inc. (Federative Republic of Brazil, 4.250%, due 1/7/25)	$154,000	12/20/20	3.10%	1.000% quarterly	$(15,165)	$(23,969)	$8,804
Barclays Capital Inc. (Federative Republic of Brazil, 4.250%, due 1/7/25)	392,000	12/20/20	3.10%	1.000% quarterly	(38,602)	(60,646)	22,044

Total	$546,000				$(53,767)	$(84,615)	$30,848

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
CENTRAL COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE PORTFOLIO†	MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Chicago Mercantile Exchange (Markit CDX.NA.HY.25 Index)	$2,400,000	12/20/20	5.000% quarterly	$69,527	$26,425	$43,102
Chicago Mercantile Exchange (Markit CDX.NA.IG.25 Index)	4,760,000	12/20/20	1.000% quarterly	23,932	23,120	812

Total	$7,160,000			$93,459	$49,545	$43,914

Notes to Schedule of Investments (unaudited) (continued)

[1]

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

*	One time payment made at termination date.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	May 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	May 20, 2016

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 20, 2016